Exhibit 99.1

Industrial Tech Acquisitions and Arbe Robotics announce Submission of Draft Registration Statement to the Securities and Exchange Commission with respect to proposed business combination

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Arbe à

Jun 29, 2021, 07:00 ET

TEL AVIV, Israel and HOUSTON, June 29, 2021 /PRNewswire/ -- Arbe Robotics Ltd. (“Arbe”), a global leader in next-generation 4D Imaging Radar Solutions, has submitted a draft of a Registration Statement on Form F-4 to the U.S. Securities and Exchange Commission with respect to its proposed business combination with Industrial Tech Acquisitions, Inc. (“ITAC”) (NASDAQ: ITAC), a publicly traded special purpose acquisition company.

Scott Crist, CEO of ITAC, commented: “We are excited to be completing this next step of the process in combining with Arbe Robotics. Over the past few months, we have continued to work with the Arbe team and are increasingly encouraged by the traction from the auto sector, as well as the interest from participants in industries outside of auto. As a result, we remain confident about market penetration and adoption of Arbe’s leading technology.”

On March 18, 2021, Arbe and ITAC announced that they had entered into a definitive business combination agreement (the “Business Combination Agreement”). On June 28, 2021, Arbe, ITAC and Autobot MergerSub, Inc., a Delaware corporation and a wholly owned subsidiary of Arbe (“Merger Sub”), entered into the First Amendment to the Business Combination Agreement, effective as of June 28, 2021, pursuant to which the parties extended the outside deadline by which the business combination must be completed from August 31, 2021 to October 31, 2021 and addressed the change in treatment of ITAC’s warrants from equity to liability and the consequences of such change.

The business combination is subject to customary closing conditions, including the approval of ITAC’s stockholders and the listing of Arbe’s ordinary shares on The Nasdaq Stock Market.

About Arbe Robotics, Ltd.

Arbe, a global leader in next-generation 4D Imaging Radar Chipset Solutions, is spearheading a radar revolution, enabling truly safe driver-assist systems today while paving the way to full autonomous-driving. Empowering automakers, tier-1 suppliers, autonomous ground vehicles, commercial and industrial vehicles, and a wide array of safety applications with advanced sensing and paradigm-changing perception, Arbe’s imaging radar is 100 times more detailed than any other radar on the market and is a mandatory sensor for L2+ and higher autonomy. Arbe is a leader in the fast-growing automotive radar market that has an estimated total addressable market of $11 billion in 2025. Arbe is based in Tel Aviv, Israel, and has an office in the United States.

About Industrial Tech Acquisitions, Inc.

ITAC is a blank check company formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. ITAC is sponsored by Texas Ventures, a leading technology and venture capital firm with expertise in capital markets and structured finance. The firm provides guidance, insight and capital to assist entrepreneurs and managers who have the desire and talent to build exceptional companies. The Texas Ventures’ approach is to identify emerging trends and opportunities prior to recognition by the broader marketplace, and to take a proactive approach in working with entrepreneurs and managers who have the determination to build world-class companies.

Important Notice Regarding Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including statements about ITAC and Arbe and the transactions contemplated by the Business Combination Agreement (the “Transactions”), and the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the Transactions, including the anticipated initial enterprise value and post-closing equity value, the benefits of the Transactions, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the Transactions. The words “expect,” “believe,” “estimate,” “intend,” “plan,” “anticipate,” “project,” “may,” “should,” “potential” and similar expressions indicate forward- looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

Such risks and uncertainties include, but are not limited to, risks related to: (i) the expected timing and likelihood of completion of the Transactions, including the risk that the Transactions may not be consummated due to one or more closing conditions to the Transactions in the Business Combination Agreement not being satisfied or waived on a timely basis or otherwise, or that the required approval of the Business Combination Agreement and related matters by the shareholders of Arbe and ITAC are not obtained; (ii) a default by one or more of the investors in the PIPE on its commitment, and ITAC’s failure to retain sufficient cash in its trust account or find replacement financing in order to meet the $100 million minimum cash condition in the Business Combination Agreement; (iii) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; (iv) the ability of Arbe to meet Nasdaq listing standards following the Transactions and in connection with the consummation thereof; (v) costs related to the proposed Transactions; (vi) the occurrence of a material adverse change with respect to the financial position, performance, operations or prospects of Arbe or ITAC; (vi) the disruption of Arbe management’s time from ongoing business operations due to the proposed Transactions; (vii) announcements relating to the Transactions having an adverse effect on the market price of ITAC’s securities; (viii) the effect of the Transactions and the announcement thereof on the ability of Arbe to retain customers and retain and hire key personnel and maintain relationships with its suppliers and customers and on its operating results and businesses generally; (ix) the failure of Arbe to meet projected development and production targets; (x) changes in applicable laws or regulations, including laws and regulations affecting the market for Arbe’s products; (xi) the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors, or the continuing effects of the COVID-19 pandemic, the worsening thereof or other future pandemics; (xii) the effect of the treatment of ITAC’s warrants (and Arbe’s warrants following completion of the merger) as liabilities rather than as equity and the market’s reaction to changes in Arbe’s earnings resulting from changes in the warrant liability; and (xiii) other risks and uncertainties, including those to be identified in the proxy statement/prospectus (when available) relating to the Transactions, including those under “Risk Factors,” “Cautionary Notes Concerning Forward-Looking Statements” and “Arbe Management’s and Analysis of Financial Conditions and Results of Operations” therein, and in other filings with the SEC by ITAC or Arbe. ITAC and Arbe caution that the foregoing list of factors is not exclusive. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and ITAC and Arbe undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

ADDITIONAL INFORMATION

General

Arbe has filed with the SEC a Registration Statement on Form F-4 (as amended, the “Registration Statement”), which includes a preliminary proxy statement of ITAC, and a preliminary prospectus in connection with the proposed Transactions involving Arbe and ITAC. The definitive proxy statement and other relevant documents will be mailed to stockholders of ITAC as of a record date to be established for voting on the Transactions and related matters. Stockholders of ITAC and other interested persons are advised to read, when available, the preliminary proxy statement, and amendments thereto, and the definitive proxy statement in connection with ITAC’s solicitation of proxies for the special meeting of its stockholders to be held to approve the Transactions and related matters because these documents will contain important information about ITAC, Arbe, Merger Sub and the Transactions. Stockholders of ITAC will also be able to obtain copies of the Registration Statement and the proxy statement/prospectus, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to ITAC by contacting E. Scott Crist, Chief Executive Officer, c/o Industrial Tech Acquisitions, Inc., 5090 Richmond Avenue, Suite 319, Houston, Texas 77056, at (713) 599-1300 or at scott@texasventures.com.

Participants in the Solicitation

ITAC, Arbe and certain of their respective directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the shareholders of ITAC in favor of the approval of the Transaction. Stockholders of ITAC and other interested persons may obtain more information regarding the names and interests in the Transactions of ITAC’s directors and officers in ITAC’s filings with the SEC. Additional information regarding the interests of such potential participants will also be included in the Registration Statement and other relevant documents when they are filed with the SEC. Free copies of these documents may be obtained at the SEC’s website, https://www.sec.gov/edgar/searchedgar/companysearch.html, or as provided in the preceding paragraph.

SOURCE Arbe

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